CENTRE FUNDS

Centre American Select Equity Fund
Centre Global Select Equity Fund
Centre Multi-Asset Real Return Fund
Centre Active U.S. Treasury Fund

Supplement dated December 9, 2014 to
Prospectus Dated January 17, 2014

The following paragraph replaces the second paragraph under "OTHER IMPORTANT INVESTMENT INFORMATION -- DIVIDENDS, DISTRIBUTIONS, AND TAXES" in the Funds' Prospectus:

Each of the American Equity Fund, Global Equity Fund, Multi-Asset Real Return Fund and Treasury Fund typically distributes its net income and capital gains one time during each calendar year, usually in December. Effective January 1, 2015, the Treasury Fund generally expects to pay distributions from net income, if any, on a monthly basis, and distribute capital gains one time during each calendar year, usually in December. For the convenience of investors, a Fund will reinvest all income and capital gains distributions in full and fractional shares of that Fund, unless the shareholder elected to receive the distribution payments in cash.

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
PROSPECTUS FOR FUTURE REFERENCE.